UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 12, 2024

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Valaris Limited (the "Company") held its 2024 Annual General Meeting of Shareholders in Bermuda on June 12, 2024.
(b) There were 72,410,818 shares entitled to vote at the meeting based on the April 15, 2024 record date, of which 63,955,090 shares, or 88.32%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2024 Proxy Statement, were voted on at the meeting:

(1) To elect each of the following Directors to serve until the next Annual General Meeting of Shareholders or until their respective offices are otherwise vacated in accordance with the bye-laws of the Company:

a. Anton Dibowitz
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
58,040,894	45,423	20,669	5,848,104

b. Dick Fagerstal
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
58,032,824	54,871	19,291	5,848,104

c. Joseph Goldschmid
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
57,478,143	608,179	20,664	5,848,104

d. Catherine J. Hughes
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
58,032,976	52,888	21,122	5,848,104

e. Kristian Johansen
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
58,054,948	29,310	22,728	5,848,104

f. Elizabeth D. Leykum
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
57,591,986	494,768	20,232	5,848,104

g. Deepak Munganahalli
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
57,184,541	896,641	25,804	5,848,104

h. James W. Swent, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
51,066,695	7,018,707	21,584	5,848,104

(2) To approve on an advisory, non-binding basis the compensation of the Company's named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
56,320,074	1,747,224	39,688	5,848,104

(3) To approve the appointment of KPMG LLP as the Company's independent registered public accounting firm until the close of the next Annual General Meeting of Shareholders and to authorize the Company's board of directors, acting through the Audit Committee, to determine KPMG LLP's remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
60,260,957	3,672,691	21,442	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

Date: June 17, 2024	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President and General Counsel